                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549



                                 ------------



                                   FORM 8-K



                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)

                    of the Securities Exchange Act of 1934



                                 ------------



         Date of Report (Date of earliest event reported): May 4, 1999
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                           The Aristotle Corporation
                           -------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                       0-23150                 06-116584
      ---------                   -------------          ------------------
      (State or other        (Commission File Number)      (IRS Employer
      jurisdiction of                                    Identification No.)
       incorporation)



                  27 Elm Street, New Haven, Connecticut   06510
                  ----------------------------------------------
               (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code: (203) 867-4090
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Item 2.   Acquisition or Disposition of Assets
------    ------------------------------------

     On May 4, 1999, the Registrant acquired all of the outstanding stock of Simulaids, Inc., a privately-held New York company, pursuant to a Stock Purchase Agreement dated as of April 30, 1999 between the Registrant and Kevin Sweeney (the "Seller"). Simulaids, located in Woodstock, New York, manufactures health and medical education teaching aids. Simulaids' proprietary products include manikins and simulation kits used for training in the CPR, emergency rescue and patient care fields. Simulaids' products are sold throughout the United States and internationally via distributors and catalogs to end-users such as fire and emergency medical departments and nursing and medical schools. Simulaids has become a wholly owned operating subsidiary of Aristotle.

     In accordance with the Stock Purchase Agreement, the Registrant paid a purchase price of $8.4 million in cash. The Registrant utilized $3.4 million of its approximately $12 million in cash and obtained $5.0 million in financing from Citizens Bank for the balance of the purchase price. The consideration paid by the Registrant was determined through arms-length negotiations between the Registrant and the Seller.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (a) Financial statements of business acquired.
             -----------------------------------------

             Simulaids audited financial statements will be filed by an amendment to this Form 8-K not later than July 15, 1999.


         (b) Pro forma financial information.
             -------------------------------

             The pro forma financial information required by this Item will be filed by amendment to this Form 8-K not later than July 15, 1999.


         (c) Exhibits.
             --------

             99.1    The Registrant's Press Release dated May 4, 1999.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE ARISTOLE CORPORATION
                                          ------------------------
                                          (Registrant)



Date: May 18 1999                         /s/ Paul McDonald
                                          -----------------
                                          Paul McDonald, Chief Financial Officer

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                                 EXHIBIT INDEX
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
Exhibit                                            Sequential
Number    Description                              Page Number
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
99.1      The Registrant's Press Release                 5
          dated May 4, 1999

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